                                                                    EXHIBIT 10.1

                  AMENDMENT AGREEMENT NO. 4 TO CREDIT AGREEMENT


         THIS AMENDMENT AGREEMENT NO. 4 TO CREDIT AGREEMENT ("Amendment Agreement") is made and entered into this 22nd day of June, 2001, by and among CPT OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the "Borrower"), CORRECTIONAL PROPERTIES TRUST, a Maryland real estate investment trust ("CPV"), BANK OF AMERICA, N.A., as successor in interest to Nationsbank, National Association (the "Agent"), as Agent for the lenders (the "Lenders") party to a Credit Agreement dated October 2, 1998 among such Lenders, Borrower and the Agent, as amended by Amendment Agreement No. 1 to Credit Agreement dated as of March 10, 2000, Amendment Agreement No. 2 to the Credit Agreement dated as of March 16, 2001 and Amendment Agreement No. 3 to the Credit Agreement dated as of March 16, 2001 (the "Agreement").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, CPV, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make Revolving Loans to the Borrower in the principal amount of $110,000,000 as evidenced by the Notes (as defined in the Agreement); and

         WHEREAS, the Borrower has requested that the Agreement be amended in the manner herein set forth effective as of the date hereof;

         NOW, THEREFORE, the parties hereto do hereby agree as follows:

         1. DEFINITIONS. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

         2. AMENDMENT TO SECTION 1.1 OF THE AGREEMENT. Subject to the terms and conditions hereof, Section 1.1 of the Agreement is hereby amended to add a new definition of "Debt Service Reserve Fund Amounts" in appropriate alphabetical order to read as follows:

                  "Debt Service Reserve Fund Amounts" means any amounts held in a restricted account or fund to secure the payment of any Non-Recourse Indebtedness which amounts were funded with proceeds of such Non-Recourse Indebtedness.

         3. AMENDMENT TO SECTION 4.4(B) OF THE CREDIT AGREEMENT. Subject to the terms and conditions hereof, Section 4.4(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  (b) Upon request of the Borrower, any Pledged Property may be released from the Pledge Pool and the Mortgage provided: (i) the Borrower provides evidence to the Agent that such Pledged Property will either be (A) sold by the Borrower or other Credit Party on an "arm's length" basis or (B) transferred to an Unrestricted Subsidiary in connection with the refinancing of such Pledged Property with Non-Recourse Indebtedness of such Unrestricted Subsidiary; provided that in the case of (B), funds are delivered to the Agent for the prepayment of Revolving Loans as provided in SECTION 2.13; (ii) either
         (A) the Borrower causes another Eligible Property of equal or greater Appraised Value to become included in the Pledge Pool in substitution for such released Pledged Property, (B) the Borrower causes another Eligible Property of lesser Appraised Value to become included in the Pledge Pool and Net Proceeds from the sale of such Pledged Property in the amount of the difference in such Appraised Values, together with any other funds necessary, are delivered to the Agent for the prepayment of Revolving Loans as provided in SECTION 2.13, or (C) 100% of the Net Proceeds from the sale of such Pledged Property, together with any other funds necessary, are delivered to the Agent for the prepayment of Revolving Loans as provided in SECTION 2.13; (iii) the Borrower delivers to the Agent a pro forma Compliance Certificate giving effect to such disposition; (iv) the Borrower delivers to the Agent an updated SCHEDULE 4.3 reflecting the release of such Pledged Property; and (v) no Default or Event of Default has occurred or is continuing. All costs, expenses and attorneys' fees incurred by the Agent or the Trustee under the Mortgage in connection with the release of any Pledged Property pursuant to this SECTION 4.4(B) shall be reimbursed by the Borrower pursuant to Section 13.5 hereof. No Pledged Property will be released from the Pledge Pool until the Agent has received the amount of funds, if any, required by this SECTION 4.4(B), together with any amounts required, if any, owing under SECTION 6.5.

         4. AMENDMENT TO SECTION 9.24 OF THE CREDIT AGREEMENT. Subject to the terms and conditions hereof, Section 9.24 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  9.24 INTEREST RATE HEDGING. Maintain at all times Swap Agreements or other similar arrangements providing protection from fluctuations in interest rates on its Indebtedness, having an aggregate notional amount, together with all Swap Agreements or other such similar agreements (collectively, "Hedges") previously entered into, of not less than 75% of the Outstandings as of any date and having such other terms as shall be reasonably acceptable to the Agent; PROVIDED, HOWEVER, that upon any increase in the amount of Outstandings, the Borrower shall have 30 days to increase the notional amount of its Hedges so as to satisfiy the requirements of this SECTION 9.24.

         5. AMENDMENT TO ARTICLE X OF THE CREDIT AGREEMENT. Subject to the terms and conditions hereof, Article 10 of the Credit Agreement is hereby amended as follows:

                  (a) Section 10.1(c)(iii) of the Credit Agreement is amended in its entirety to read as follows:

                           (iii) Permit at any time Consolidated Total
                  Indebtedness (net of any Debt Service Reserve Fund Amounts) to exceed 55% of the sum of Consolidated Total Liabilities and Consolidated Shareholders' Equity.

                  (b) Section 10.5(g) of the Credit Agreement is amended in its entirety to read as follows:

                           (g) additional Non-Recourse Indebtedness (net of any
                  Debt Service Reserve Fund Amounts) not otherwise covered by clauses (a) through (f) above, provided that the aggregate outstanding principal amount of all such additional Non-Recourse Indebtedness permitted under this clause (g) shall in no event exceed 27.5% of Consolidated Total Value at any time;

                  (c) Section 10.16 of the Credit Agreement is hereby deleted in its entirety.

         6. AMENDMENT TO EXHIBIT H TO THE CREDIT AGREEMENT. Subject to the terms and conditions hereof, Exhibit H to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit A hereto.

         7. REPRESENTATIONS AND WARRANTIES. The Borrower and CPV hereby certify that:

                  (a) The representations and warranties made by Borrower and CPV in Article VIII of the Agreement are true on and as of the date hereof except that the financial statements referred to in SECTION 8.6(a) shall be those most recently furnished to each Lender pursuant to SECTION 9.1(A) and (B);

                  (b) There has been no material change in the condition, financial or otherwise, of CPV, and its Subsidiaries since the date of the most recent financial reports of CPV received by each Lender under
         SECTION 9.1 of the Agreement, other than changes in the ordinary course of business, none of which has been a material adverse change;

                  (c) The business and properties of CPV and its Subsidiaries are not, and since the date of the most recent financial report of CPV and its Subsidiaries received by each Lender under SECTION 9.1 of the Agreement have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

         8. CONDITIONS. As a condition to the effectiveness of this Amendment Agreement, the Borrower and CPV shall deliver, or cause to be delivered to the Agent, the following:

                  (a) eleven (11) executed counterparts of this Amendment Agreement;

                  (b) a resolution of the Borrower authorizing the execution of this Amendment Agreement; and

                  (c) an amendment fee payable to each Lender consenting hereto in an amount equal to .10% of its Revolving Credit Commitment.

         9. OTHER DOCUMENTS. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Agent and its counsel; the Agent shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, including evidence of the authority of CPV and the Borrower to enter into the transactions contemplated by this Amendment Agreement, in each case such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of CPV and the Borrower relating to the matters provided for herein shall be satisfactory to the Agent and its counsel.

         10. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement or otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except as provided in the Agreement.

         11. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

                      [This Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                           CPT OPERATING PARTNERSHIP
L.P.
WITNESS:

/s/ DAVID OBERNESSER                       By: Correctional Properties Trust,
----------------------------------              General Partner


/s/ FRED HARRIS
----------------------------------
                                           By: /s/ CHARLES R. JONES
                                               --------------------------------
                                           Name: Charles R. Jones
                                           Title: President and CEO


                                           CORRECTIONAL PROPERTIES TRUST
WITNESS:

/s/ DAVID OBERNESSER                       By:  /s/ CHARLES R. JONES
----------------------------------              ------------------------------
                                           Name: Charles R. Jones
/s/ FRED HARRIS                            Title:  President and CEO
----------------------------------

                                       BANK OF AMERICA, N.A.
                                       as Agent and as Lender

                                       By: /s/ ROBERT MAURIELLO
                                           ------------------------------------
                                       Name: Robert  Mauriello
                                       Title: Vice President

                                       THE BANK OF NOVA SCOTIA

                                       By:  /s/ BRUCE G. FERGUSON
                                           ------------------------------------
                                       Name: Bruce G. Ferguson
                                       Title:  Managing Director


                                       FIRST UNION NATIONAL BANK

                                       By:  /s/ DONALD J. MATHEWS
                                           ------------------------------------
                                       Name: Donald J. Mathews
                                       Title: Vice President


                                       PNC BANK, N.A.

                                       By:  /s/ RICHARD A. SEYMOUR
                                           ------------------------------------
                                       Name: Richard A. Seymour
                                       Title: Senior Vice President


                                       SOUTHTRUST BANK, NATIONAL
                                       ASSOCIATION

                                       By:  /s/ D. GUY GUENTHNER
                                           ------------------------------------
                                       Name: D. Guy Guenthner
                                       Title: Senior Vice President

                                      SUNTRUST BANK, N.A.

                                      By:  /s/ WILLIAM H. CRAWFORD
                                           ------------------------------------
                                      Name: William H. Crawford
                                      Title: Vice President


                                      BANKATLANTIC

                                      By:  /s/ JEFFREY BILUS
                                           ------------------------------------
                                      Name: Jeffrey Bilus
                                      Title: Senior Vice President

                                      BANK ONE, OKLAHOMA, N.A.

                                      By:  /s/ ALISON E. TAYLOR
                                           ------------------------------------
                                      Name: Alison E. Taylor
                                      Title: Vice President


                                      BANK AUSTRIA CREDITANSTALT
                                      CORPORATE FINANCE, INC.

                                      By:  /s/ PETER W. WOOD
                                           ------------------------------------
                                      Name: Peter W. Wood
                                      Title: Senior Vice President


                                      By:  /s/ ANTHONY MUGNE
                                           ------------------------------------
                                      Name: Anthony Mugne
                                      Title: Vice President

                                    EXHIBIT A

                                    EXHIBIT H

                             Compliance Certificate

Bank of America, N.A.,
as Agent
Independence Center, 15th Floor

NC1-001-15-04
Charlotte, North Carolina  28255

Attention: Agency Services
Telefacsimile:  (704) 386-9923

Bank of America, N.A.,
as Agent
100 North Tryon Street, 8th Floor

Charlotte, North Carolina 28255

Attention: Mr. Jack Williams
Telefacsimile:  (704) 388-0960

         Reference is hereby made to the Credit Agreement dated as of October 2, 1998 (the "Agreement") among CPT Operating Partnership L.P., a Delaware limited partnership (the "Borrower"), Correctional Properties Trust, a Maryland real estate investment trust, the Lenders (as defined in the Agreement) and Bank of America, N.A., as successor in interest to NationsBank, N.A., as Agent for the Lenders ("Agent"). Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of __________ (the "Determination Date") as follows:

1.  Calculations:

    A.       Compliance with 10.1(a): Consolidated Net Worth

             1.       Issued and outstanding share capital      $______________

             2.       Additional paid-in capital plus retained
                      income (retained deficit to be expressed
                      as a negative)                            $______________

             3.       Amount of foreign currency translation
                      adjustment (any negative adjustment
                      to be expressed as a negative)            $______________

             4.       Amount of Treasury Stock                  $______________

             5.       Consolidated Shareholders' Equity
                      (A.1 + A.2 + A.3 - A.4)                   $______________

             6. Reserves (other than contingency reserves not allocated to any particular purpose) $______________

             7.       A.5 minus A.6                             $______________

                      REQUIRED:

                      (I)      $__________; PLUS                $______________
                      (II)     85% OF INCREASES IN STATED
                               CAPITAL AND PAID-IN CAPITAL FROM
                               THE ISSUANCE OF EQUITY SECURITIES
                               OR OTHER CAPITAL INVESTMENTS
                               DURING PRIOR FISCAL QUARTER;     $______________
                               TOTAL REQUIREMENT                $______________

    B.       Compliance with Section 10.1(b): Consolidated Interest
             Coverage Ratio

             1.       Consolidated Adjusted EBITDA
                      for most recent four Fiscal Quarters*

                      (i)     Consolidated Net Income, plus     $______________
                     (ii)     Consolidated Interest Expense,**
                              plus                              $______________
                      (iii)   taxes on income, plus             $______________
                      (iv)    amortization, plus                $______________
                      (v)     depreciation, minus               $______________
                      (vi)    amount of actual cash expenditures
                              for maintenance-related Capital
                              Expenditures                      $______________
                              Total                             $______________

             2.       Consolidated Interest Expense             $______________

             3.       Ratio of Consolidated Adjusted
                      EBITDA (B.1) to Consolidated Interest
                      Expense (B.2) ____ to 1.00                $______________

                      REQUIRED:  NOT LESS THAN 2.25 TO 1.00.
                      * SEE SCHEDULES I AND II FOR CALCULATION OF CONSOLIDATED ADJUSTED EBITDA AND ANNUALIZED EBITDA, IF APPLICABLE, FOR ANY QUALIFYING PROPERTY.

                      **  SEE SCHEDULE III FOR CALCULATION OF INTEREST
                          EXPENSE WITH RESPECT TO QUALIFYING PROPERTY NOT OWNED BY THE BORROWER OR ANY SUBSIDIARY FOR THE ENTIRE APPLICABLE FOUR-QUARTER PERIOD.

    C. Compliance with Section 10.1(c)(i): Ratio of Consolidated Total Indebtedness to Consolidated Total Value

             1.       Consolidated Total Indebtedness less amount
                      of Non-Recourse Indebtedness of Unrestricted
                      Subsidiaries          ($__________)       $______________

             2.       Consolidated Total Value (Lesser of Historical
                      Cost and Appraised Value of all Pledged
                      Properties in the Pledge Pool)            $______________

             3. Ratio of Consolidated Total Indebtedness (C.1) to Consolidated Total Value (C.2) ____ to 1.00

                      REQUIRED: NOT GREATER THAN .50 TO 1.00.

    D.       Compliance with Section 10.1(c)(ii): Consolidated Total
             Indebtedness

             1.       Consolidated Total Indebtedness less
                      amount of Non-Recourse Indebtedness
                      of Unrestricted Subsidiaries ($_________) $______________

             2.       Consolidated Adjusted EBITDA (see B.1) X 4.50
                      or 4.25, as applicable (see below)        $______________

             3.       Historical Cost of Pledged Properties and
                      other Qualifying Properties X 50%         $______________

                      REQUIRED: CONSOLIDATED TOTAL INDEBTEDNESS (LESS AMOUNT OF NON-RECOURSE INDEBTEDNESS OF UNRESTRICTED SUBSIDIARIES) NOT TO EXCEED LESSER OF (A) UNTIL THE EARLIER TO OCCUR OF (X) SEPTEMBER 30, 2002 AND (Y) THE DATE ON WHICH THE AGGREGATE AMOUNT OF ALL INCREASES IN THE STATED CAPITAL OR ADDITIONAL PAID-IN CAPITAL ACCOUNTS OF EITHER CPV OR THE BORROWER, OR BOTH, RESULTING FROM THE ISSUANCE OF EQUITY SECURITIES OR OTHER CAPITAL INVESTMENT SINCE THE CLOSING DATE EXCEEDS $25,000,000, 4.50 TIMES CONSOLIDATED ADJUSTED EBITDA AND AT ALL TIMES THEREAFTER, 4.25 TIMES CONSOLIDATED ADJUSTED EBITDA, OR (B) 50% OF HISTORICAL COST

    E.       Compliance with Section 10.1(c)(iii): Consolidated Total
             Indebtedness

             1.       Consolidated Total Indebtedness (net of
                      any Debt Service Reserve Fund Amounts):   $______________

             2.       Consolidated Total Liabilities            $______________

             3.       Consolidated Shareholders' Equity         $______________

             4.       (E.2 plus E.3) X 55%                      $______________

                      REQUIRED:  CONSOLIDATED TOTAL INDEBTEDNESS
                       (E.1) MAY NOT EXCEED E.4

    F. Compliance with Section 10.1(d): Consolidated Secured Indebtedness to Consolidated Total Value

             1.       Consolidated Secured Indebtedness
                      less amount of Non-Recourse
                      Indebtedness of Unrestricted
                      Subsidiaries     ($__________)            $______________

             2.       Consolidated Total Value (See C.2)        $______________

             3.       Ratio of Consolidated Secured
                      Indebtedness (F.1) to Consolidated
                      Total Value (F.2) ____ to 1.00            $______________

                      REQUIRED: UNTIL THE EARLIER TO OCCUR OF (I) DECEMBER 31, 2002 AND (II) THE DATE ON WHICH THE AGGREGATE AMOUNT OF ALL INCREASES IN THE STATED CAPITAL OR ADDITIONAL PAID-IN CAPITAL ACCOUNTS OF EITHER CPV OR THE BORROWER, OR BOTH, RESULTING FROM THE ISSUANCE OF EQUITY SECURITIES OR OTHER CAPITAL INVESTMENT SINCE THE CLOSING DATE EXCEEDS $25,000,000, NOT GREATER THAN .475 TO 1.000, AND THEREAFTER, .450 TO 1.000

    G.       Borrowing Base
             See attached Borrowing Base Certificate

    H.       Compliance with Section 10.5(f): Purchase Money Indebtedness

             1.       Purchase Money Indebtedness:              $______________

                      REQUIRED: NOT GREATER THAN $1,000,000

    I.       Compliance with Section 10.5(g): Additional Non-Recourse
             Indebtedness

             1.       Additional Non-Recourse Indebtedness
                      (net of any Debt Service Reserve Fund
                      Amounts):                                 $______________

             2.       Consolidated Total Value
                         (See C.2) X 27.5%                      $______________

                   REQUIRED: ADDITIONAL NON-RECOURSE
                      INDEBTEDNESS (I.1) MAY NOT EXCEED I.2

    J. Compliance with Section 10.5(h): Additional unsecured Indebtedness for Money Borrowed

             1.       Additional Unsecured Indebtedness
                      for Money Borrowed:                       $______________
                      REQUIRED:  NOT GREATER THAN $1,000,000

    K.       Compliance with Sections 10.7(e): Investments

             1.       Principal amount of Non-conforming
                      Investments:                              $______________

             2.       Loans and investments in
                      Unrestricted Subsidiaries:                $______________

             3.       Total                                     $______________

             4.       Consolidated Total Value
                          (See C.2) X 5%                        $______________

                      REQUIRED:
                      NON-CONFORMING INVESTMENTS AND LOANS AND INVESTMENTS IN UNRESTRICTED SUBSIDIARIES (K.3) MAY NOT EXCEED 5% OF CONSOLIDATED TOTAL VALUE (K.4).

    L.       Compliance with Section 10.9: Restricted Payments

             1. Restricted Payments permitted under Section 10.9 during most recently ended Fiscal Year (or during Fiscal Year 1998 since the Closing Date): $______________

             2.       Cash Available for Distribution           $______________

             3.       Funds from Operations X 95%               $______________

             4.       Lesser of E.2 and E.3                     $______________

                      REQUIRED: RESTRICTED PAYMENTS (L.1) MAY
                      NOT EXCEED L.4

2.  No Default

             1. Since __________ (the date of the last similar certification), (a) the Borrower has not defaulted in the keeping, observance, performance or fulfillment of its obligations pursuant to any of the Loan Documents; and (b) no Default or Event of Default specified in Article XI of the Agreement has occurred and is continuing.

             2. If a Default or Event of Default has occurred since __________ (the date of the last similar certification), the Borrower proposes to take the following action with respect to such Default or Event of Default:

             (Note, if no Default or Event of Default has occurred, insert "Not Applicable").

The Determination Date is the date of the last required financial statements submitted to the Lenders in accordance with Section 9.1 of the Agreement.

         IN WITNESS WHEREOF, I have executed this Certificate this _____ day of __________, _____.

                                            CPT OPERATING PARTNERSHIP L.P.


                                            By:
                                               --------------------------------
                                                     Authorized Representative

                      SCHEDULE I TO COMPLIANCE CERTIFICATE
                          CONSOLIDATED ADJUSTED EBITDA

1.       Quarterly Consolidated Adjusted EBITDA:

         (Including only properties operational for entire Four-Quarter period)

                                                      Q1            Q2           Q3          Q4        ROLLING 4Q
                                                      --            --           --          --        ----------

         A.    Consolidated Net Income
               (from financial statements)         $        XX   $     XX    $      XX    $      XX      $      XX
         B.    Less:  Net Gains or other
               extraord. defined in
               Credit Agreement                             XX         XX           XX           XX             XX
         C.    Plus:  Consolidated Interest Exp.            XX         XX           XX           XX             XX
         D.           Taxes on Income                       XX         XX           XX           XX             XX
         E.           Amortization                          XX         XX           XX           XX             XX
         F.           Depreciation                          XX         XX           XX           XX             XX
                                                   -----------   --------    ---------    ---------    -----------
         G.    Consolidated EBITDA                          XX         XX           XX           XX             XX

         H.    Maintenance Capital Expend.                  XX         XX           XX           XX             XX
                                                   -----------   --------    ---------    ---------    -----------

         I.    Consolidated Adjust EBITDA (G - H)                                                      $
                                                                                                       -----------
         J.    EBITDA of Unrestricted Subsidiaries                                                     $
                                                                                                       -----------
         K.    Annualized EBITDA (from Schedule 2 H-7)                                                 $
                                                                                                       -----------
         L.    Consolidated Adjusted EBITDA (I - J + K)                                                $
                                                                                                       -----------


                                   SCHEDULE II

                                ANNUALIZED EBITDA

Annualized EBITDA for Qualifying Properties not operational for entire four-quarter period.

                                                       PROP 1       PROP 2      PROP 3       PROP 4       Total
                                                       ------       ------      ------       ------
A.       Net Income
B.       Interest Expense
C.       Taxes on Income
D.       Amortization
E.       Depreciation
F.       EBITDA
G.       Time Operational
H.       Applicable Multiple*
I.       Annualized EBITDA (F. X H.)                                                                   $
                                                       ------       ------      ------       ------     --------

*The following are the applicable multiples:

TIME OPERATIONAL                                     MULTIPLE
----------------                                     --------

Less than one quarter                                N/A**
one quarter                                            4
two quarters                                           2
three quarters                                       4/3

**If the property meets the requirements of the Credit Agreement, Annualized EBITDA will be based on pro forma project results of operations for a period of four quarters prepared by the Borrower.

                                  SCHEDULE III

Annualized interest expenses for Qualifying Properties not owned by Borrower or Subsidiary for entire four-quarter period.


                                                       PROP 1       PROP 2      PROP 3       PROP 4       Total
                                                       ------       ------      ------       ------     --------
A.       Interest Expense with respect to
         Qualifying Property
B.       Time Owned by Borrower or Subsidiary
C.       Applicable Multiple*
D.       Annualized Interest (A. X C.)                                                                 $
                                                       ------       ------      ------       ------     --------

*The following are the applicable multiples:

TIME OWNED BY BORROWER
OF SUBSIDIARY                                                 MULTIPLE
-------------                                                 --------

Less than one quarter                                         N/A**
one quarter                                                   4
two quarters                                                  2
three quarters                                                4/3

**If the property meets the requirements of the Credit Agreement, interest expense with respect to such property for purposes of calculating Consolidated Interest Expense will be based upon a pro forma annualized estimate of such interest expense prepared by the Borrower and acceptable to the Agent.